Schedule of Investments July 31, 2021 (Unaudited)

Jackson Square Select 20 Growth Fund

Description	Shares	Value
COMMON STOCKS - 99.5%
Communication Services - 8.8%
Liberty Broadband - Class C*	2,676	$474,963
Match Group*	2,163	344,501

		819,464

Consumer Discretionary - 5.7%
Amazon.com*	159	529,087

Consumer Staples - 4.0%
Grocery Outlet Holding*	11,196	370,812

Financials - 6.2%
KKR & Co. - Class A	9,051	577,092

Health Care - 16.8%
Edwards Lifesciences*	3,366	377,901
HealthEquity*	4,654	344,303
Pacific Biosciences of California*	15,007	482,475
Tandem Diabetes Care*	3,325	361,328

		1,566,007

Industrials - 8.0%
Airbus* (a)	2,487	341,140
Uber Technologies*	9,201	399,875

		741,015

Information Technology - 50.0%#
Bill.com Holdings*	3,043	629,353
Coupa Software*	1,050	227,850
Datadog - Class A*	4,562	505,013
Elastic*	3,237	479,270
Microsoft	3,692	1,051,888
ServiceNow*	665	390,947
Twilio - Class A*	1,564	584,295
Visa - Class A	2,022	498,200
Wix.com*	926	276,541

		4,643,357

TOTAL COMMON STOCKS (Cost $4,860,169)		9,246,834

SHORT-TERM INVESTMENT - 0.6%
Money Market Deposit Account - 0.6%
U.S. Bank N.A., 0.00% (b)
Total Money Market Deposit Account	50,240	50,420

TOTAL SHORT-TERM INVESTMENT (Cost $50,420)		50,420

Total Investments - 100.1% (Cost $4,910,589)		9,297,254
Liabilities in Excess of Other Assets - (0.1)%		(5,362)

Total Net Assets - 100.0%		$9,291,892

*	Non-income producing security.
#

As of July 31, 2021, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innvoation and intellectual property issues.

(a)	Level 2 Security.
(b)

The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,905,694	$341,140	$—	$9,246,834
Short-Term Investment	50,420	–	—	50,420

Total Investments in Securities	$8,956,114	$341,140	$—	$9,297,254

Refer to the Schedule of Investments for further information on the classification of investments.